Net Loss per share	9 Months Ended
Sep. 30, 2020
Net Loss per share
Net Loss per share

9. Net Loss per share

Basic loss per share is computed on the basis of the net loss for the period divided by the weighted-average number of ordinary shares outstanding during the period. Diluted loss per share is based upon the weighted-average number of ordinary shares and of ordinary shares equivalents outstanding when dilutive. Ordinary share equivalents include outstanding stock options which are included under the treasury stock method when dilutive.

The following ordinary shares underlying stock options and warrants were excluded from the calculation of diluted net loss per ordinary share, because their effect would have been anti-dilutive for the three and nine month periods presented:

	September 30
	2020	2019
Stock Options	3,129,343	3,985,858
Warrants	10,975,959	10,975,959